EXHIBIT 32.1


                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Steve Harding, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of American Exploration Corporation for the quarter ended June 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Sierra Resource Group, Inc.


August 19, 2009


                                            By: /s/ STEVE HARDING
                                                ___________________________
                                                    Steve Harding
                                                    President and
                                                    Chief Executive Officer




     I, Brian Manko, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of American Exploration Corporation for the quarter ended June 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Sierra Resource Group, Inc.


August 19, 2009


                                            By: /s/ BRIAN MANKO
                                                ___________________________
                                                    Brian Manko
                                                    Chief Financial Officer




A signed original of this written statement required by Section 906 has been provided to American Exploration Corporation and will be retained by American Exploration Corporation and furnished to the Securities and Exchange Commission or its staff upon request.